EXHIBIT 12.(b)
                                                                  --------------


                       CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund ("Funds") of the Capital Management Investment Trust on Form N-CSR for the period ended May 31, 2006, as filed with the Securities and Exchange Commission ("Report"), the undersigned, Joseph A. Zock, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: July 31, 2006              By: /s/ Joseph A. Zock
                                     ________________________________
                                     Joseph A. Zock
                                     President and Principal Executive Officer
                                     Capital Management Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                       CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund ("Funds") of the Capital Management Investment Trust on Form N-CSR for the period ended May 31, 2006, as filed with the Securities and Exchange Commission ("Report"), the undersigned, Sarah M. Hunt, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: July 31, 2006            By:/s/ Sarah M. Hunt
                                  ________________________________
                                  Sarah M. Hunt
                                  Vice President and Principal Financial Officer Capital Management Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.